Disposals	6 Months Ended
Sep. 30, 2024
Disposals
Disposals

10   Disposals

Summary of the disposal of subsidiaries

The difference between the carrying value of the net assets disposed of and the fair value of consideration received is recorded as a gain or loss on disposal. Foreign exchange translation gains or losses relating to subsidiaries, joint arrangements and associates that the Group has disposed of, and that have previously been recorded in other comprehensive income or expense, are also recognised as part of the gain or loss on disposal.

Aggregate cash consideration in respect of the disposal of subsidiaries, net of cash disposed, for the six months ended 30 September 2024 was €3,578 million (six months ended 30 September 2023: €67m), comprising cash received for the disposal of subsidiaries of €3,669 million, primarily in relation to the disposal of Vodafone Spain, less cash disposed of €91 million.

Vodafone Spain

On 31 May 2024, the Group announced it had completed the sale of Vodafone Holdings Europe, S.L.U. (‘Vodafone Spain’) to Zegona Communications plc (‘Zegona’) for €4,069 million in cash (subject to closing accounts adjustments) and up to €900 million of non-cash consideration in the form of redeemable preference shares. €400 million of the cash received relates to future services to be provided by the Group to Zegona and has been deferred on the Group’s Statement of financial position.

The table below summarises the net assets disposed and the resulting loss on disposal of €125 million.

€m
Other intangible assets	(996)
Property, plant and equipment	(5,058)
Other investments	(3)
Inventory	(40)
Trade and other receivables	(1,033)
Cash and cash equivalents	(91)
Current and deferred taxation	2
Borrowings	1,205
Trade and other payables	1,143
Provisions	181
Net assets disposed	(4,690)
Cash proceeds[1]	3,669
Non-cash consideration (Zegona shares)[2]	807
Other effects	89
Net loss on disposal[3]	(125)

Note:

1.	Excludes €400 million of consideration related to future services to be provided by the Group to Zegona.
2.

The non-cash consideration comprises an investment in Zegona shares with a fair value of €807 million at the transaction date. See note 11 ‘Fair value of financial instruments’ for further information.

3.	Included in Profit/(loss) for the financial period – Discontinued operations in the Consolidated income statement.

Summary of the disposal of joint ventures and associates

The aggregate cash consideration in respect of disposals of joint ventures and associates is as follows:

	Six months ended 30 September
	2024	2023
	€m	€m
Cash consideration received
Vantage Towers	1,336	500
Indus Towers Limited	1,684	—
	3,020	500

10   Disposals (continued)

Vantage Towers

On 22 July 2024, the Group announced the sale of a further 10% stake in Oak Holdings GmbH, the partnership that co-controls Vantage Towers, for €1,336 million. Oak Holdings GmbH owns 89.3% of Vantage Towers.

A net gain on disposal of €26 million has been recorded within Other income/expense in the Consolidated income statement.

Indus Towers

On 19 June 2024, the Group announced the sale of an 18% stake in Indus Towers Limited (‘Indus’) through an accelerated book-building offering (‘placing’). The placing raised INR 153.0 billion (€1,684 million) in gross proceeds. Following the placing, the Group de-recognised its remaining associate investment in Indus, which is now classified as an Other Investment recorded at fair value through profit and loss.

A net gain on disposal of €714 million has been recorded within Other income/expense in the Consolidated income statement.